                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-3 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from January 1, 1997 to January 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of February, 1997.

                                        GREEN TREE FINANCIAL CORP.


                                    BY: /s/Phyllis A. Knight
                                        ---------------------------
                                         Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%, 7.10%,
                                  7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997

                              CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 2/17/97

                                                  Total $         Per $1,000
                                                   Amount           Original
                                                 ---------        ------------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                          $4,765,585.11

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                        0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                     4,765,585.11

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(6.05%)        6.05%
          b. Class A-1 Interest                 169,031.62        3.31434549
          c. Class A-2 Remittance Rate(6.45%)        6.45%
          d. Class A-2 Interest                 306,375.00        5.37500000
          e. Class A-3 Remittance Rate(6.70%)        6.70%
          f. Class A-3 Interest                 251,250.00        5.58333333
          g. Class A-4 Remittance Rate(7.10%)        7.10%
          h. Class A-4 Interest                 207,083.33        5.91666657
          i. Class A-5 Remittance Rate(7.35%)        7.35%
          j. Class A-5 Interest                 287,875.00        6.12500000
          k. Class A-6 Remittance Rate(7.85%,
             unless Weighted Average Contract
             rate is below (7.85%)                   7.85%
          l. Class A-6 Interest                 481,793.75        6.54166667

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                 .00               .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 2

                                  CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                                  TRUST ACCOUNT #80-4135900
                                  REMITTANCE DATE: 2/17/97

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                      .00            .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                                  1,835,804.05            N/A
          a. Scheduled Principal                     506,431.13            N/A
          b. Principal Prepayments                 1,140,717.73            N/A
          c. Liquidated Contracts                    188,655.19            N/A
          d. Repurchases                                    .00            N/A

     (6)  Pool Scheduled Principal
           Balance                               352,569,939.56   948.07751902
    (6a)  Pool Factor                                 .94807752

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance
          date                                              .00

     (8)  Class A Percentage for such Remittance
           Date                                           91.60%

     (9)  Class A Percentage for the following
           Remittance Date                                91.56%

    (10)  Class A Principal Distribution:
          a. Class A-1                             1,835,804.05    35.99615784
          b. Class A-2                                      .00            .00
          c. Class A-3                                      .00            .00
          d. Class A-4                                      .00            .00
          e. Class A-5                                      .00            .00
          f. Class A-6                                      .00            .00

     (11) Class A-1 Principal Balance             31,691,129.56   621.39469725
     (11a)      Class A-1 Pool Factor                 .62139470

     (12) Class A-2 Principal Balance             57,000,000.00   1000.0000000
     (12a)      Class A-2 Pool Factor                1.00000000

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 3

                              CUSIP#'S   393505-MA7,MB5,MC3,MD1,ME9,MF6
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 2/17/97


(13) Class A-3 Principal Balance                   45,000,000.00   1000.0000000
(13a)Class A-3 Pool Factor                            1.00000000

(14) Class A-4 Principal Balance                   35,000,000.00   1000.0000000
    (14a)      Class A-4 Pool Factor                  1.00000000

    (15) Class A-5 Principal Balance               47,000,000.00   1000.0000000
    (15a)      Class A-5 Pool Factor                  1.00000000

(16) Class A-6 Principal Balance                   73,650,000.00   1000.0000000
(16a)Class A-6 Pool Factor                            1.00000000

(17) Unpaid Class A Principal Shortfall
     (if any) following current Remittance
     Date                                                    .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

    (18)  31-59 days                                3,113,360.89            105

    (19)  60 days or more                           3,853,161.50            134

    (20)  Current Month Repossessions                 547,358.80             23

    (21)  Repossession Inventory                    2,573,074.70             88


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                                   1.09%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 4

                              CUSIP#'S   393505-MA7,MB5,MC3,MD1,ME9,MF6
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 2/17/97

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                                   .96%
(23) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current
          Remittance Date                                                .88%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                   1.09%

(24) Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from April 1, 2000 to
          March 31, 2001, 6.5% from April 1, 2001 to March 31,
          2002, 8.5% from April 1, 2002 to May 31, 2003 and
          and 9.5% thereafter)                                              .12%

(25) Current Realized Losses Test

     (a)  Current Realized Losses for current Remittance Date         95,998.61

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
     arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                            .37%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 5

                              CUSIP#'S   393505-MA7,MB5,MC3,MD1,ME9,MF6
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 2/17/97

(26)Class M-1 Principal Balance Test

     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                            17.84%

(27) Class B Principal Balance Test

     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                     .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 12.00%                              8.40%

                                                  Total $        Per $1,000
                                                   Amount          Original
                                                 ---------       -----------
CLASS M1 CERTIFICATES
---------------------
(28) Amount available (including Monthly
     Servicing Fee)                             1,226,372.36

A.   Interest
(29) Aggregate interest
     a.   Class M-1 Remittance Rate (7.70%,
           unless Weighted Average Contract
           Rate is below 7.70%)                         7.70%
     b.   Class M-1 Interest                      214,765.83      6.41666657

(30) Amount applied to Class M-1 Interest
      Deficiency Amount                                  .00               0

                        GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 6

                              CUSIP#'S   393505-MG4
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 2/17/97

                                                 Total $         Per $1,000
                                                  Amount          Original
                                                ---------       ------------


     (31)  Remaining unpaid Class M-1 Interest
           Deficiency Amount                       .00

     (32)  Amount Applied to:
           a.Unpaid Class M-1 Interest Shortfall   .00                 0

     (33)  Remaining:
           a.Unpaid Class M-1 Interest Shortfall   .00                 0

B.         Principal
     (34)  Formula Principal Distribution Amount

           a.   Scheduled Principal                .00                N/A
           b.   Principal Prepayments              .00                N/A
           c.   Liquidated Contracts               .00                N/A
           d.   Repurchases                        .00                N/A

     (35)  Class M-1 Principal Balance        33,470,000.00      1000.00000000
     (35a) Class M-1 Pool Factor                 1.00000000

     (36)  Class M-1 Percentage for such Remittance
           Date                                        .00%

     (37)  Class M-1 Principal Distribution:
       a. Class M-1 (current)                          .00          0.00000000
       b. Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                         .00

 (38)  Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance
       Date                                            .00

 (39)  Class M-1 Percentage for the following
       Remittance Date                                .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 7

                              CUSIP#'S  393505-MH2, MJ8
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 2/17/97

                                                      Total $        Per $1,000
                                                       Amount          Original
                                                     ---------      ------------

Class B1 Certificates
---------------------
(1)    Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including Monthly
       Servicing Fee)                             1,011,606.53

 (2)   Class B-1 Remittance Rate (7.70% unless
       Weighted Average Contract Rate is
       below 7.70%)                                      7.70%

 (3)   Aggregate Class B1 Interest                   95,447.92        6.41666689

 (4)   Amount applied to Unpaid Class
       B1 Interest Shortfall                               .00               .00

 (5)   Remaining unpaid Class B1
       Interest Shortfall                                  .00               .00

 (6)   Amount applied to Class B1 Interest
       Deficiency Amount                                   .00

 (7)   Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                   .00

 (8)   Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date            .00

 (8a)  Class B Percentage for such Remittance Date         .00

 (9)   Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)              .00

 (10a)      Class B1 Principal Shortfall                   .00

 (10b)      Unpaid Class B1 Principal Shortfall            .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8,05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 8

                              CUSIP#'S   393505-MH2, MJ8
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 2/17/97

                                                 Total $         Per $1,000
                                                Amount           Original
                                               ----------       ------------


(11)      Class B Principal Balance          29,758,810.00

(12)      Class B1 Principal Balance         14,875,000.00

Class B2 Certificates
---------------------
(13) Remaining Amount Available                916,158.61

(14) Class B-2 Remittance Rate (8.05%
     unless Weighted Average Contract
     Rate is less than 8.05%)                       8.05%

(15) Aggregate Class B2 Interest                99,845.56          6.70833342

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                            .00                 .00

(17) Remaining Unpaid Class B2
     Interest Shortfall                               .00                 .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance
     Date                                             .00

(19) Class B2 Principal Liquidation Loss Amount       .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                             .00

(21) Guarantee Payment                                .00

(22) Class B2 Principal Balance             14,883,810.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 9

                              CUSIP#'S   393505-MH2, MJ8
                              TRUST ACCOUNT #80-4135900
                              REMITTANCE DATE: 2/17/97

                                                 Total $         Per $1,000
                                                  Amount           Original
                                                 --------        ----------

(23)   Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company or Green
       Tree Financial Corporation is not the
       Servicer; deducted from funds remaining
       after payment of Class A Distribution
       Amount, Class M-1 Distribution Amount,
       Class B-1 Distribution Amount and Class
       B-2 Distribution Amount; if the Company
       or Green Tree Financial Corporation
       is the Servicer)                        147,669.06

(24) 3% Guarantee Fee                          668,643.99

(25) Class C Residual Payment                         .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                  .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                  .00

(28) Repossessed Contracts                     547,358.80

(29) Repossessed Contracts Remaining
     in Inventory                            2,573,074.70

(30) Weighted Average Contract Rate               9.91195

                                     GTFC
                                    1996-3
                                 JANUARY 1997
                             Defaulted Contracts



                                                 Estimated
                                                  Loss At
 Account#   Principal   Interest     Amount         Sale
 --------   ---------   --------   ----------   -----------
 22325491   12,686.54     78.55    12,765.09     6,062.17
 28323030   10,440.19     64.64    10,504.83     8,421.73
 29316376   16,934.85    104.85    17,039.70    10,989.49
 34310011   39,124.16    242.24    39,366.40     9,431.24
 45304051   28,085.02    173.89    28,258.91    10,844.39
 57317880    7,194.23     44.54     7,238.77     5,743.17
 76318483    9,992.35     61.86    10,054.21     6,489.79
 76318605   12,161.85     75.30    12,237.15     8,832.64
 78302059   22,485.64    139.22    22,624.86    10,782.79
 85318434    4,227.41     26.17     4,253.58     4,916.62
 85318566   25,322.95    156.79    25,479.74    11,905.50




  TOTALS  $188,655.19 $1,168.05  $189,823.24   $94,419.53
          =========== =========  ===========   ==========